 Exhibit 1.1

EXECUTION VERSION

Benchmark 2022-B34 Mortgage Trust
Commercial Mortgage Pass-Through Certificates, Series 2022-B34

UNDERWRITING AGREEMENT

As of March 30, 2022

Deutsche Bank Securities Inc. 1 Columbus Circle New York, New York 10019	Citigroup Global Markets Inc. 390 Greenwich Street New York, New York 10013

Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179

Academy Securities, Inc. 140 East 45th Street New York, New York 10017	Drexel Hamilton, LLC 77 Water Street New York, New York 10005

Ladies and Gentlemen:

Deutsche Mortgage & Asset Receiving Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions set forth in this Underwriting Agreement (this “Agreement”), to sell to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”) and J.P. Morgan Securities LLC (“JPMS”, together with DBSI, CGMI and GS&Co., the “Lead Underwriters”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with the Lead Underwriters and Academy, the “Underwriters” and each, an “Underwriter”) its Benchmark 2022-B34 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B34, Class A-1, Class A-2, Class A-SB, Class A-5, Class X-A, Class A-M, Class B and Class C (the “Offered Certificates”). The Offered Certificates, together with the Class A-3 Certificates (the “Direct Sale Certificates”), the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class S and Class R Certificates and the VRR Interest evidence the entire beneficial ownership interest in the assets of the Trust Fund (as defined in the Pooling and Servicing Agreement referred to below) consisting primarily of a pool of mortgage loans (collectively, the “Mortgage Loans”) secured by liens on commercial, multifamily and, if applicable, manufactured housing community properties, that will have, as of the Cut-off Date, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received, an aggregate principal balance of $914,831,933, subject to a variance of plus or minus 5.0%. The Mortgage Loans will be acquired by the Company from German American Capital Corporation (“GACC”), Citi Real Estate Funding Inc. (“CREFI”), Goldman Sachs Mortgage Company (“GSMC”) and JPMorgan Chase Bank, National Association (“JPMCB” and, together with GACC, CREFI and GSMC, the “Mortgage Loan Sellers”) in exchange for immediately available funds pursuant to four separate Mortgage Loan Purchase Agreements, each dated and effective the date hereof (collectively, the “Mortgage Loan Purchase

Agreements”), between the Company and the applicable Mortgage Loan Seller. Two separate real estate mortgage investment conduit (“REMIC”) elections will be made with respect to the Trust Fund for federal income tax purposes. In addition, the portions of the Trust Fund consisting of the excess interest accrued on each Mortgage Loan with an anticipated repayment date will be treated as one or more grantor trusts for federal income tax purposes. The Trust Fund is to be created and the Certificates are to be issued pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2022 (the “Pooling and Servicing Agreement”), between the Company, as depositor, KeyBank National Association, as master servicer (the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), Wilmington Trust, National Association, as trustee (the “Trustee”), Computershare Trust Company, N.A. as certificate administrator (the “Certificate Administrator”), as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and asset representations reviewer (in such capacity, the “Asset Representations Reviewer” and, together with the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, the Operating Advisor, the “Transaction Parties,” and each, a “Transaction Party”)). Capitalized terms used herein but not defined herein have the respective meanings given to them in the Pooling and Servicing Agreement.

1.               Representations, Warranties and Covenants. The Company represents and warrants to, and agrees with, the Underwriters that:

(a)               The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (No. 333-260277) on Form SF-3 for registration under the Securities Act of 1933, as amended (the “Securities Act”), of mortgage pass-through certificates, including the Offered Certificates. The Company also has prepared and filed with the Commission a preliminary prospectus, dated March 24, 2022 (including all exhibits and annexes thereto and any accompanying electronic media, the “Preliminary Prospectus”), specifically relating to the Offered Certificates, in accordance with Rule 424(h) and Rule 430(D) under the Securities Act. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424(b) under the Securities Act a prospectus (including all exhibits and annexes thereto and any accompanying electronic media), specifically relating to the Offered Certificates (the “Prospectus”). The Company has also filed with, or proposes to file with, the Commission pursuant to Item 1111(h) and Item 1125 of Regulation AB under the Securities Act a Form ABS-EE (together with the exhibits thereto) with respect to each of the Preliminary Prospectus and the Prospectus, specifically relating to the Offered Certificates (the Form “ABS-EE”). Such registration statement, as amended or supplemented at the date of the Prospectus referred to above, including the exhibits thereto and any information incorporated therein by reference, is hereinafter called the “Registration Statement”. The Company shall not, without your prior consent, file any other amendment to the Registration Statement or make any change in the Preliminary Prospectus or the Prospectus until after the period during which a prospectus is required to be delivered to purchasers of the Offered Certificates under the Securities Act (the “Prospectus Delivery Period”).

(b)               At or prior to the time when sales to purchasers of the Offered Certificates were first made in accordance with Rule 159 of the Securities Act, which was approximately (a) 2:33

p.m. (Eastern Time) on March 30, 2022 with respect to the Class A-1, Class A-2, Class A-SB, Class A-5, Class A-M, Class B and Class C Certificates and (b) 1:30 p.m. (Eastern Time) on March 31, 2022 with respect to the Class X-A Certificates (individually and collectively, the “Time of Sale”), the Company had prepared and filed with the Commission the following information: (i) the Preliminary Prospectus, the first page of which is attached hereto as Exhibit A-1 and (ii) the Free Writing Prospectus identified as the Structural and Collateral Term Sheet, dated March 24, 2022 (the “Term Sheet”) and each other Free Writing Prospectus (each, an “FWP”), the first page of each of which is attached as Exhibit A-2 hereto. The Preliminary Prospectus, the FWPs and any ABS Informational and Computational Material (as defined in Section 9 below) delivered to the investors prior to the Time of Sale are collectively referred to as the “Time of Sale Information.” If, subsequent to the date of this Agreement, the Company or the Underwriters determine that, as to the investors in one or more Classes of the Offered Certificates, the Time of Sale Information as of the Time of Sale included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Underwriters terminate their old purchase contracts and enter into new purchase contracts with investors in such Classes of the Offered Certificates, then “Time of Sale Information” shall also include such additional information conveyed to investors at the time of entry into the new purchase contract (each, a “Subsequent Time of Sale”), including any information that corrects such material misstatements or omissions (“Corrective Information”), and “Time of Sale” will refer to the time and date on which such new purchase contracts were entered into. The FWPs are the only Issuer Free Writing Prospectuses (as defined below) prepared by or on behalf of the Company as of the date hereof.

(c)               (i) The Registration Statement has been declared effective by the Commission under the Securities Act, was effective as of the Time of Sale, is effective as of the date hereof and will be effective as of any Subsequent Time of Sale and as of the Closing Date, and copies of which, as amended to the date hereof, have heretofore been delivered to you;

(ii)               at the time the Registration Statement became effective, the Registration Statement conformed, as of the date of the Preliminary Prospectus, the Preliminary Prospectus conformed, and as of the date of the Prospectus and as of the Closing Date, the Prospectus will conform, in all material respects, with the Securities Act;

(iii)                at the time the Registration Statement became effective, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iv)                as of the date of the Preliminary Prospectus as initially filed with the Commission, the Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)               as of the date of the Prospectus and as of the Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(vi)                the initial Time of Sale Information did not (when evaluated as of the Time of Sale only), and the Time of Sale Information existing at any Subsequent Time of Sale, if any, will not, as of such Subsequent Time of Sale, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided that the Company makes no representations or warranties as to (A) the Underwriter Supplied Information (as defined in Section 8(b) hereof), (B) the Mortgage Loan Sellers’ Information (as defined in Section 8(a) hereof) or (C) the Transaction Party Information (as defined in Section 8(a) hereof). Any Issuer Information (as defined below) provided by the Company to any Underwriter as of the date hereof for inclusion in an Underwriter Free Writing Prospectus (as defined below), did not, as of the date that such Issuer Information was so provided, and does not, as of the date hereof, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided the Company shall not be in breach of this representation if the Company provided Issuer Information to the Underwriters, correcting such untrue statement or omission of a material fact contained in previously delivered Issuer Information, so long as the Company delivered the corrected information to the Underwriter at a reasonable time prior to the date hereof.

(d)               The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own its properties and conduct its business, as described in the Prospectus, and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

(e)               (i) The Company has not received and is not aware of any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission and (iii) the Company has not received and is not aware of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose

(f)                The documents (other than any Form ABS-EE filed prior to the Closing Date) incorporated by reference in the Registration Statement, the Preliminary Prospectus and the

Prospectus, as applicable, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and any further documents so filed and incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder; provided, however, that that the Company makes no representations, warranties or agreements as to any Underwriter Supplied Information, Mortgage Loan Sellers’ Information and Transaction Party Information.

(g)               On or prior to the Closing Date (as defined in Section 3 hereof) the Company will have entered into the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; this Agreement and the Mortgage Loan Purchase Agreements have been duly authorized, executed and delivered by the Company, and the Pooling and Servicing Agreement, as of the Closing Date, will have been duly authorized, executed and delivered by the Company, and this Agreement and the Mortgage Loan Purchase Agreements constitute, and the Pooling and Servicing Agreement will constitute, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provisions of this Agreement that purport to provide indemnification from securities law liabilities.

(h)               The Offered Certificates, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the other transaction documents conform in all material respects to the respective descriptions thereof contained in each of (A) the Preliminary Prospectus, (B) the Prospectus and (C) any Issuer Information (as may have been revised and corrected if such revised or corrected information was delivered a reasonable time prior to the Time of Sale) delivered to any Underwriter for inclusion in an Underwriter Free Writing Prospectus. The Offered Certificates have been duly and validly authorized by the Company, and will, when duly and validly executed and authenticated by the Certificate Administrator and delivered to and paid for by the Underwriters in accordance with this Agreement and the Pooling and Servicing Agreement, be validly outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

(i)                 The Company (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Offered Certificates other than (i) the Preliminary Prospectus and the Prospectus, (ii) any supplement to the Preliminary Prospectus that may be required to be filed with the Commission under Rule 424(h)(2) under the Securities Act, (iii) each FWP, (iv) any Issuer Information delivered to any Underwriter for inclusion in an Underwriter Free Writing Prospectus, (v) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or

Rule 134 under the Securities Act, and (vi) each other written communication approved in writing in advance by the Underwriters. Each Issuer Free Writing Prospectus conformed or, if used after the date hereof, will conform, in all material respects with the Securities Act and the rules and regulations promulgated thereunder, has been filed or will be filed in accordance with Section 11 (to the extent required thereby) and did not at the Time of Sale, does not and at the Closing Date will not, contain any untrue statement of a material fact or (when read in conjunction with the other Time of Sale Information) omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to (i) the absence of pricing or price dependent information or (ii) any Underwriter Supplied Information, Mortgage Loan Sellers’ Information and Transaction Party Information.

(j)                 As of the Closing Date, the representations and warranties of the Company set forth in Section 2.03 of the Pooling and Servicing Agreement will be true and correct.

(k)               Neither the issuance and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of any of the terms of the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or this Agreement, will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any statute, order, decree, rule or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order, decree, rule or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects the ability of the Company to enter into or perform its obligations under this Agreement, any Mortgage Loan Purchase Agreement or the Pooling and Servicing Agreement.

(l)                 There are no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates, (ii) seeking to prevent the issuance of the Offered Certificates or the consummation of any of the transactions contemplated by this Agreement, any Mortgage Loan Purchase Agreement or the Pooling and Servicing Agreement, (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, any Mortgage Loan Purchase Agreement, the Pooling and Servicing Agreement or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Offered Certificates described in the Prospectus.

(m)             There has not been and, as of the Closing Date, will not be any material adverse change in the business, operations, financial condition, properties or assets of the Company since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, any Mortgage Loan Purchase Agreement or the Pooling and Servicing Agreement.

(n)               There are no contracts, indentures or other documents of a character required by the Securities Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto.

(o)               Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement (other than income taxes, franchise taxes and recording and filing fees) and the execution, delivery and sale of the Offered Certificates have been or will be paid on or prior to the Closing Date.

(p)               Immediately prior to the assignment of the Mortgage Loans to the Trustee, to the extent such title and ownership was transferred to the Company by the applicable Mortgage Loan Seller pursuant to the applicable Mortgage Loan Purchase Agreement, the Company will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any pledge, mortgage, lien, security interest, adverse claim or other encumbrance of any other person, except for any retained servicing.

(q)               No authorization, approval or consent of or filing or registration with, any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Offered Certificates pursuant to this Agreement and the Pooling and Servicing Agreement, except such as have been, or as of the Closing Date will have been, obtained or completed, as applicable, or such as may otherwise be required under applicable state securities laws in connection with the purchase and offer and sale of the Offered Certificates by the Underwriters and any recordation of the respective assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed.

(r)                Neither the Company nor the Trust Fund is, and the issuance and sale of the Offered Certificates in the manner contemplated by the Prospectus will not cause the Company or the Trust Fund to be, subject to registration or regulation as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Trust Fund will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the Trust Fund.

(s)                Upon delivery to the Underwriters of the Offered Certificates pursuant to this Agreement, each Underwriter will have good title to the Offered Certificates purchased by such Underwriter, in each case free and clear of liens granted by or imposed upon the Company.

(t)                 The consideration received by the Company upon the sale of the Offered Certificates to the Underwriters will constitute at least reasonably equivalent value and fair consideration for the Offered Certificates.

(u)               The Company (i) will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Offered Certificates to the Underwriters and (ii) is not selling the Offered Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Company.

(v)               The transfer of the Mortgage Loans to the Trust and the sale of the Offered Certificates to each of the Underwriters, at the Closing Date, will be treated by the Company for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

(w)             The Company possesses all material licenses, certificates, authorizations and/or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

(x)               The Company is not, and on the date on which the first bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Offered Certificates is made will not be, an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(y)               The Company has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Underwriters) any third party due diligence report contemplated by Rule 15Ga-2 under the Exchange Act (“Due Diligence Report”) in connection with the transactions contemplated by this Agreement and the Prospectus other than the agreed-upon procedures report (the “Accountants’ Due Diligence Report”), in form and substance reasonably satisfactory to the Underwriters, obtained from the accounting firm engaged to provide procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (the “Accountants”), a copy of which has been furnished to the Underwriters, at the request of the Company and, except for the Accountants with respect to the Accountants’ Due Diligence Report, the Company has not employed (and, through and including the Closing Date, will not employ without the consent of the Underwriters) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act (“Due Diligence Services”) in connection with the transactions contemplated by this Agreement and the Prospectus. The Accountants have consented to the use of the Accountants’ Due Diligence Report in the preparation of a Form 15G (as defined below) furnished on EDGAR as required by Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”).

(z)               The Company has executed and delivered a written representation to each Rating Agency that it will take the actions specified in paragraphs (a)(3)(iii)(A) through (E) of Rule 17g-5 under the Exchange Act (“Rule 17g-5”), and the Company has complied, and will hereafter comply, with each such representation.

(aa)            Any certification on Form ABS Due Diligence-15E (a “Form 15E”) received by the Company from the Accountants in connection with the Due Diligence Services provided by the Accountants was promptly posted, after receipt, as required by Rule 17g-5 under the Exchange Act on the Rule 17g-5 website established by or on behalf of the Company and the Company has not received any other Form 15E from any party.

(bb)           The Company (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting all other requirements of that Form 15G, Rule 15Ga-2, any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters at least six (6) Business Days before the date hereof; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) Business Days before the date hereof as required by Rule 15Ga-2.

(cc)            No portion of any Form 15G contains any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999.

(dd)           The Company (1) acknowledges that the Mortgage Loan Sellers have entered into an agreement (the “Risk Retention Agreement”), pursuant to which the Mortgage Loan Sellers have agreed that GACC will act as the “retaining sponsor” (as defined in Regulation RR) (the “Retaining Sponsor”), and (2) acknowledges that pursuant to the Risk Retention Agreement, the Retaining Sponsor has agreed to satisfy its risk retention requirements under Regulation RR, (A) by retaining a portion of an “eligible vertical interest” (as defined in Regulation RR) (through Deutsche Bank AG, New York Branch (“DBNY”), as its “majority-owned affiliate” (as defined in Regulation RR)), and (B) by CREFI retaining the remaining portion of the eligible vertical interest as an originator of Mortgage Loans sold by CREFI to the Company pursuant to the related Mortgage Loan Purchase Agreement.

2.                  Purchase and Sale. On the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal or notional amount, as applicable, of each class of Offered Certificates under its name at the purchase price set forth in Schedule I hereto.

3.               Delivery and Payment. Delivery of and payment for the Offered Certificates shall be made at the date, location and time of delivery set forth in Schedule I hereto, or such later date as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company (such date and time of delivery and payment for the Offered Certificates being herein called the “Closing Date”). Delivery of the Offered Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price thereof in immediately available funds in the manner set forth on Schedule I hereto. Delivery of such Offered Certificates shall be made through the facilities of the depository or depositories set forth on Schedule I hereto. Any Offered Certificates not in book-entry form shall be registered in such names and in such denominations as any Underwriter, as applicable, may request not less than three (3) full business days in advance of the Closing Date.

The Company agrees to have the Offered Certificates available for inspection, checking and packaging, as applicable, by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

4.               Offering by the Underwriters.

(a)               It is understood that the several Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

(b)               Each Underwriter hereby represents and agrees, severally and not jointly, that it has not offered, sold or otherwise made available, and will not offer, sell or otherwise make available, any Offered Certificates to any EEA Retail Investor in the European Economic Area (the “EEA”). For the purposes of this Section 4(b), the expression “EEA Retail Investor” means a person who is one (or more) of the following: (I) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MIFID II”), or (II) a customer within the meaning of Directive (EU) 2016/97 (as amended), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MIFID II, or (III) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129. Consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “EU PRIIPs Regulation”) for offering or selling the Offered Certificates or otherwise making them available to EEA Retail Investors in the EEA has been prepared and therefore offering or selling the Offered Certificates or otherwise making them available to any EEA Retail Investor in the EEA may be unlawful under the EEA PRIIPs Regulation.

(c)               Each Underwriter hereby represents and agrees, severally and not jointly, that it has not offered, sold or otherwise made available, and will not offer, sell or otherwise made available to any UK Retail Investor in the United Kingdom (the “UK”). For these purposes of this Section 4(c), a “UK Retail Investor” means a person who is one (or more) of the following: (I) a retail client as defined in point (8) of Article 2 of Commission Delegated Regulation (EU) 2017/565 as it forms part of UK Domestic Law by virtue of the European Union (Withdrawal) Act of 2018 (as amended, the “EUWA”) and as amended; or (II) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA (such rules and regulations as amended) to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in Point (8) of Article 2(1) of Regulation (EU) No. 600/2014, as it forms part of UK Domestic Law by virtue of the EUWA and as amended; or (III) not a qualified investor as defined in Article 2 of

Regulation (EU) 2017/1129 as it forms part of UK Domestic Law by virtue of the EUWA and as amended . Consequently no key information document required by Regulation (EU) No. 1286/2014 as it forms part of UK Domestic Law by virtue of the EUWA and as amended (the “UK PRIIPs Regulation”) for offering or selling the Offered Certificates or otherwise making them available to UK Retail Investors in the UK has been prepared and therefore offering or selling the Offered Certificates or otherwise making them available to UK Retail Investors in the UK may be unlawful under the UK PRIIPs Regulation.

(d)               Each Underwriter hereby represents and agrees, severally and not jointly, that it (A) has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any Offered Certificates (except for Offered Certificates which are a “structured product” as defined in the Securities and Futures Ordinance (Cap. 571) (the “SFO”) of Hong Kong) other than (a) to “professional investors” as defined in the SFO and any rules made under the SFO; or (b) in other circumstances which do not result in the document constituting a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32) (the “C(WUMP)O”) of Hong Kong or which do not constitute an offer to the public within the meaning of the C(WUMP)O); and (B) has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the Offered Certificates, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Offered Certificates which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the SFO and any rules made under the SFO.

(e)               Each Underwriter will not offer or sell any Offered Certificates, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which terms as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for reoffering or resale, directly or indirectly, in Japan to, or for the benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise, in compliance with, the “Financial Instruments and Exchange Law” of Japan and any other applicable laws, regulations and ministerial guidelines of Japan.

(f)                Each Underwriter hereby represents and agrees, severally and not jointly, that it has complied with all applicable laws and regulations in connection with its performance of this Agreement and the offer, sale or delivery of the Offered Certificates or distribution of the Prospectus in each jurisdiction where such offers, sales, deliveries or distributions occur, including, but not limited to, compliance with securities laws in such jurisdiction and pension investment laws, to the extent that such laws and regulations are applicable to such Underwriter in connection with its performance under this Agreement and the offer, sale or delivery of the Offered Certificates or the distribution of the Prospectus.

(g)               None of the Underwriters, other than DBSI (in its capacity as “arranger” who has made representations to the engaged rating agencies with respect to compliance with Rule 17g-5 under the Exchange Act), shall have any communications, written or oral, with any rating agency

(whether or not engaged to rate the Offered Certificates) regarding the Offered Certificates or the transactions contemplated hereby, without the prior written consent or involvement of DBSI.

(h)               Each Underwriter, severally and not jointly, represents and agrees that it has not, and will not, enter into any contract for the sale of any Offered Certificates (i) less than three business days after the filing of the Preliminary Prospectus with the Commission in accordance with Rule 424(h) under the Securities Act, (ii) less than 48 hours after the date of the filing of any supplement to the Preliminary Prospectus with the Commission in accordance with Rule 424(h)(2) under the Securities Act, and (iii) less than five business days after the furnishing by the Company to the Commission, pursuant to Section 1(bb) of this Agreement, of the Form ABS-15G for the Accountant's Report (as defined herein).

(i)                 Each Underwriter hereby represents and agrees that, except for the Accountants’ Due Diligence Report, none of the Underwriters has obtained (and, through and including the Closing Date, will not obtain without the consent of the Company) any Due Diligence Report in connection with the offering contemplated hereby and the Prospectus. Except for the Accountants with respect to the Accountants’ Due Diligence Report, no Underwriter has employed (and, through and including the Closing Date, will not employ without the consent of the Company) any third party to engage in any activity that constitutes Due Diligence Services, and has not received a Form 15E from any party, in connection with the transactions contemplated by this Agreement and the Prospectus.

5.               Agreements. The Company agrees with the Underwriters that:

(a)               The Company will promptly advise the Underwriters (i) when any amendment to the Registration Statement has become effective during the Prospectus Delivery Period, (ii) of any request by the Commission for any amendment to the Registration Statement, the Preliminary Prospectus or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement affecting the Offered Certificates or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus unless the Company has furnished to each Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which any Underwriter reasonably objects until after the end of the Prospectus Delivery Period. Subject to the foregoing sentence, the Company will cause the Preliminary Prospectus and the Prospectus to be filed with the Commission in accordance with Rule 424 of the Securities Act. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(b)               If, at any time during the Prospectus Delivery Period any event occurs as a result of which the Preliminary Prospectus or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement, the Preliminary Prospectus or the Prospectus to comply with the Securities Act or the rules under the Securities Act, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

(c)               The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment and supplement thereto that shall become effective on or prior to the Closing Date and, during the Prospectus Delivery Period, as many copies of the Preliminary Prospectus and the Prospectus and any amendments and supplements thereto as the Underwriters may reasonably request. Prior to the end of the Prospectus Delivery Period, the Company will furnish to the Underwriters and each counsel for the Underwriters, without charge as many copies of the Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.

(d)               The Company will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Certificates for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of the Certificates; provided, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

(e)               Whether or not the transactions contemplated by this Agreement are consummated, the Company shall pay all costs and expenses in connection with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel and the reasonable fees and disbursements of each counsel to the Underwriters; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; the fees, costs and expenses of the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, the Trustee and the Certificate Administrator (to the extent not otherwise payable under the Pooling and Servicing Agreement, and except to the extent that another party is obligated to pay such amounts thereunder); the fees and disbursements of accountants for the Company; the costs and expenses in connection with the qualification, or exemption from qualification, of the Offered Certificates under state securities or “blue sky” laws (including filing fees and reasonable fees and disbursements of counsel in connection therewith), the preparation of any blue sky survey, any determination of the eligibility of the Offered Certificates for investment by institutional investors and the preparation of any legal investment survey; all fees and expenses incurred in connection with the registration and delivery of the Offered Certificates under the Securities Act and all other fees or expenses in connection with the preparation, printing and filing of the Registration

Statement, any Free Writing Prospectus, the Preliminary Prospectus, any other Time of Sale Information, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivery of copies thereof to the Underwriters and dealers, in the quantities specified in Section 5(c) above; all costs and expenses related to the transfer and delivery of the Offered Certificates to the Underwriters, including any transfer or other taxes payable thereon; the cost of printing the Offered Certificates; the upfront costs and charges of any trustee, transfer agent, registrar or depository; the fees and expenses of the rating agencies incurred in connection with the issuance and sale of the Offered Certificates; the out-of-pocket expenses of each Underwriter incurred in connection with the purchase and sale of the Offered Certificates; and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 5(e).

(f)                The Company acknowledges and agrees that each Underwriter in providing investment banking services to the Company in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company does not intend such Underwriter to act in any capacity other than independent contractor, including as a fiduciary or in any other position of higher trust.

(g)               The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus or any materials used in a Road Show (as defined in Rule 433 of the Securities Act) that are required to be retained by the Company pursuant to the Securities Act, to the extent not filed with the Commission in accordance with Rule 433 under the Securities Act.

6.               Conditions to the Obligations of the Underwriters. The respective rights and obligations of the Underwriters as provided in this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions with respect to the Offered Certificates:

(a)               No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Preliminary Prospectus, the Prospectus and all other Time of Sale Information shall have been filed with the Commission within the time period prescribed by the Commission; and any Free Writing Prospectuses required to be filed by the Company under Section 9(e) hereof shall have been filed or transmitted for filing with the Commission in accordance with Rule 433 under the Securities Act, to the extent required to be filed thereunder.

(b)               The Company shall have delivered to the Underwriters a certificate, dated the Closing Date, of the president or a vice president of the Company to the effect that the signatory of such certificate has carefully examined the Registration Statement, the Time of Sale Information, this Agreement and the Prospectus and that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened, and (iv) nothing has come to his/her attention that would lead him/her to believe that the Time of Sale Information, as of the Time of Sale, or the Prospectus, as of the date of the Prospectus and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Time of Sale Information, when read in conjunction with other Time of Sale Information), in the light of the circumstances under which they were made, not misleading.

(c)               The Company shall have furnished or caused to be furnished to the Underwriters a good standing certificate regarding the Company from the Secretary of State of the State of Delaware, dated not earlier than 30 days prior to the Closing Date.

(d)               The Company shall have furnished or caused to be furnished to the Underwriters an officer’s certificate, dated the Closing Date and signed by the secretary or an assistant secretary of the Company, to the effect that each individual who, as an officer or representative of the Company, signed this Agreement, the Mortgage Loan Purchase Agreements, the Pooling and Servicing Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Mortgage Loan Purchase Agreements or in the Pooling and Servicing Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative. Such officer’s certificate shall be accompanied by true and complete copies (certified as such by the secretary or an assistant secretary of the Company) of the organizational documents of the Company, as in effect on the Closing Date, and of the resolutions of the Company and any required shareholder consent relating to the transactions contemplated in this Agreement, the Mortgage Loan Purchase Agreements and/or the Pooling and Servicing Agreement.

(e)               The Company shall have timely complied with all requirements of Rules 15Ga-2 and 17g-5 under the Exchange Act to the satisfaction of the Underwriters.

(f)                The Underwriters shall have received from Sidley Austin LLP, special counsel to the Company, its written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters. Such opinion (i) may express counsel’s reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement, the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement and (ii) may be qualified as an opinion only on the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America.

(g)               The Underwriters shall have received from Sidley Austin LLP, special counsel to the Company, its letter, dated as of the Closing Date, relating to the Preliminary Prospectus as of the Time of Sale, and to the Prospectus, as of the date of the Prospectus and as of Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.

(h)               The Underwriters shall have received from in-house counsel for the Company, a written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters. Such opinion (i) may express counsel’s reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement, the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement and (ii) may be qualified as an opinion only on the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America.

(i)                 The Underwriters shall have received from counsel for each of the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, the Trustee and the Certificate Administrator a favorable opinion, dated the Closing Date, with respect to such matters as the Underwriters shall have reasonably requested and in form and substance satisfactory to counsel for the Underwriters, which will include an opinion as to the compliance of the disclosure in the Preliminary Prospectus and the Prospectus with respect to each such party with the requirements of Regulation AB and that such disclosure in the Preliminary Prospectus, as of the Time of Sale, and in the Prospectus, as of the date of the Prospectus and as of the Closing Date, does not contain an untrue statement of any material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters to the Underwriters or shall state that the Underwriters may rely upon them.

(j)                 The Underwriters shall have received from Cadwalader, Wickersham & Taft LLP, special counsel for the Underwriters, a written opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters.

(k)               The Underwriters shall have received from the Accountants, certified public accountants, (i) a copy of the Accountant’s Due Diligence Report and (ii) letters dated on or prior to the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

(l)                 The Offered Certificates listed on Schedule I hereto shall have been rated as indicated in the Term Sheet (or such other FWP) by the rating agency or agencies indicated therein.

(m)             The Underwriters shall have received from counsel to each Mortgage Loan Seller, its written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.

(n)               The Underwriters shall have received from counsel to each Mortgage Loan Seller a favorable opinion, dated the Closing Date, with respect to such matters as the Underwriters shall have reasonably requested and in form and substance satisfactory to counsel for the Underwriters, which will include an opinion as to the compliance of the disclosure in the Preliminary Prospectus and the Prospectus with respect to each such party with the requirements of Regulation AB and that such disclosure in the Preliminary Prospectus, as of the Time of Sale, and in the Prospectus, as of its date and as of the Closing Date, does not contain an untrue statement of any material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any such opinions shall be addressed to the Underwriters or accompanied by reliance letters to the Underwriters or shall state that the Underwriters may rely upon them.

(o)               The Underwriters shall have received from each Mortgage Loan Seller an Officer’s Certificate as set forth in Section 8(b) of each Mortgage Loan Purchase Agreement, each in form and substance satisfactory to counsel for the Underwriters.

(p)               All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such additional information, certificates, opinions and documents as they may reasonably request.

(q)               Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Company or a Mortgage Loan Seller (including any of the Mortgage Loans) that such Underwriter concludes, in the reasonable judgment of such Underwriter, materially impairs the investment quality of the Certificates so as to make it impractical or inadvisable to proceed with the offering or the delivery of the Offered Certificates as contemplated by the Preliminary Prospectus and the Prospectus.

(r)                If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled on, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing, by telephone or by either telegraph or telecopier confirmed in writing.

7.               Reimbursement of Each Underwriter’s Expenses. If the sale of any Offered Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, other than by reason of a default by any of the Underwriters, or because of a termination of this Agreement pursuant to Section 10 hereof, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of such Offered Certificates.

8.               Indemnification.

(a)               The Company shall indemnify and hold harmless each of the Underwriters, their respective officers and directors, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any and all losses, claims, damages, costs, expenses or liabilities, joint or several, to which any such indemnified party may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)                any untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or any revision or amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or

(ii)               any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any revision or amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or

(iii)                any untrue statement or alleged untrue statement of a material fact contained in (x) the Preliminary Prospectus or any FWP (as amended or supplemented), (y) any other Issuer Free Writing Prospectus (as defined in Section 9(e)(i) hereof) and ABS Informational and Computational Material that is not being treated as a Free Writing Prospectus or (z) any “issuer information” (as defined in Rule 433(h) under the Securities Act) (the “Issuer Information”) or any information concerning the Mortgage Loans provided to the Underwriters by the Company (solely to the extent such information is not Mortgage Loan Seller Information) contained in (1) any Underwriter Free Writing Prospectus (as defined in Section 9(b) hereof) prepared by or on behalf of such Underwriter, or (2) any Free Writing Prospectus that is required to be filed pursuant to Section 9(e)(iii), Section 9(e)(iv) or Section 9(h) hereof (the items described in clauses (x), (y) and (z) collectively, the “Issuer Disclosure Materials”), or the omission or alleged omission to state in the Issuer Disclosure Materials a material fact necessary in order to make the statements therein (with respect to any Time of Sale Information (other than the Preliminary Prospectus) when read in connection with the other initial Time of Sale Information or the other revised Time of Sale Information in connection with a Subsequent Time of Sale), in the light of the circumstances under which they were made, not misleading, which untrue statement or omission referred to above in this clause (iii) was not corrected by information subsequently supplied by the Company to the Underwriters a reasonable period of time prior to the Time of Sale (or, in the case of any Corrective

Information correcting information in the Preliminary Prospectus, at least 48 hours prior to the date of the Time of Sale) to the applicable investor of the Offered Certificates (including without limitation a contract of sale).

The Company shall reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against such loss, claim, damage, liability, or action. Notwithstanding the foregoing, the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage, cost, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission with respect to:

(A) the Underwriter Supplied Information (as defined below);

(B) information regarding any Mortgage Loan Seller, the Mortgage Loans sold by such Mortgage Loan Seller to the Company or the related Mortgaged Properties to the extent such information is covered by the indemnity from the related Mortgage Loan Seller in the indemnification agreement entered into between such Mortgage Loan Seller, the Company and the Underwriters (the information in this clause (B) referred to herein, collectively with respect to all the Mortgage Loan Sellers, as the “Mortgage Loan Sellers’ Information”); or

(C) information regarding any Transaction Party to the extent such information is covered by the indemnity from the related Transaction Party in the indemnification agreement entered into between such party, the Company and the Underwriters (such information, the “Transaction Party Information”).

This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)               Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its officers and directors and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to (A) the Underwriter Supplied Information provided by or relating to such Underwriter, which was not corrected by a subsequent Underwriter Supplied Information supplied to the Company by such Underwriter prior to the Time of Sale to the applicable investor of Offered Certificates (including without limitation a contract of sale), or (B) any untrue statement or alleged untrue statement of any material fact contained in any Underwriter Free Writing Prospectus or any other Free Writing Prospectus described in Sections 9(g) and 9(h) that is prepared, used, authorized or approved by or on behalf of such Underwriter or any omission or alleged omission to state in any such Free Writing Prospectus a material fact necessary in order to make the statements therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading, which untrue statement or omission was not corrected by a subsequent Underwriter Free Writing Prospectus supplied to the Company by such Underwriter prior to the Time of Sale to the applicable investor of Offered Certificates (including without limitation a contract of sale); provided that no Underwriter shall be obligated to so indemnify and hold the Company harmless to the extent that such losses, claims, damages, costs, expenses or liabilities arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission contained in or made in reliance on and in conformity with any Issuer Information, Mortgage Loan Sellers’ Information or Transaction Party Information or (B) any errors in the mathematical calculations reflected in such Free Writing Prospectus to the extent such errors arise out of or are based upon errors in such Issuer Information, Mortgage Loan Sellers’ Information or Transaction Party Information. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that only the statements set forth (i) in the second to last paragraph of the cover page of the Preliminary Prospectus, (ii) in the first sentence of the fourth paragraph, the fourth sentence of the sixth paragraph, the ninth paragraph and the first sentence of the tenth paragraph under the heading “Method of Distribution (Conflicts of Interest)” in the Preliminary Prospectus, (iii) in the second to last paragraph of the cover page of the Prospectus and (iv) in the first sentence of the fourth paragraph, the fourth sentence of the sixth paragraph, the ninth paragraph and the first sentence of the tenth paragraph under the heading “Method of Distribution (Conflicts of Interest)” in the Prospectus constitute “Underwriter Supplied Information”. Any Underwriter Free Writing Prospectus, or any other Free Writing Prospectus described in Section 9(g) or 9(h), that is prepared (or, if not prepared by any Underwriter, that is used, authorized or approved) by or on behalf of a particular Underwriter (or group of Underwriters) shall relate exclusively to and be the several responsibility of such Underwriter (or joint and several responsibility of such Underwriters if more than one Underwriter has prepared (or, if not prepared by any Underwriter, has used, authorized or approved) such Free Writing Prospectus), and no other.

(c)               Each Underwriter (the “Indemnifying Underwriter”) agrees, severally and not jointly, to indemnify and hold harmless each of the other Underwriters, their respective officers and directors, and each person, if any, who controls such other Underwriters within the meaning of either the Securities Act or the Exchange Act (collectively, the “Non-Indemnifying Underwriters”) against any and all losses, claims, damages, costs, expenses or liabilities, joint or several, to which any Non-Indemnifying Underwriter may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, common law or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the Underwriter Supplied Information with respect to such Underwriter and (ii) any untrue statement or alleged untrue statement of a material fact contained at the Time of Sale to the applicable investor in the Offered Certificates (including without limitation a contract of sale) in any Underwriter Free Writing Prospectus, or any other Free Writing Prospectus described in Sections 9(g) or 9(h), in each case that was prepared (or, if not prepared by any Underwriter, was used, authorized or approved) by or on behalf of the Indemnifying Underwriter(s) or the omission or alleged omission to state therein at such time a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Non-Indemnifying

Underwriters for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, that the Indemnifying Underwriter(s) shall not be liable under this Section 8(c) to any Non-Indemnifying Underwriter in respect thereof to the extent that the Non-Indemnifying Underwriter is entitled to indemnification or contribution for the subject loss, claim, damage, liability cost or expense (i) from another party pursuant to any separate indemnification agreement entered into by a Mortgage Loan Seller or a Transaction Party or (ii) from the Company hereunder. No Underwriter shall be liable to another Underwriter or any officer, director or controlling person with respect to such other Underwriter under this Section 8(c) for any losses, liabilities, claims or damages arising out of an untrue statement or alleged untrue statement or omission or alleged omission in any such document prepared by such other Underwriter. This agreement will be in addition to any liability that any Underwriter may otherwise have.

(d)               Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party under Section 8(a), (b) or (c), except to the extent that the indemnifying party has been materially prejudiced by such failure, or otherwise than under this Section 8. Upon request of the indemnified party, the indemnifying party shall retain counsel satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as incurred. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (which may be counsel representing the indemnifying party); provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (and one local counsel, if it deems necessary) to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), approved by the indemnified party, representing the indemnified parties under such Section 8(a), (b) or (c), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with such written consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party, but only to the extent provided herein, from and against any loss, damage, cost, expense or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel to which the indemnified party is entitled pursuant to this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (1) such settlement is entered into more than thirty (30) days after receipt by the indemnifying party of such request, (2) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (3) such settlement does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the indemnifying party. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the written consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, or, if such settlement (i) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, without the consent of the indemnified party.

(e)               If the indemnification provided for in subsection (a), (b) or (c) of this Section 8 is applicable in accordance with its terms with respect to one or more indemnifying parties, but is unavailable or insufficient to hold harmless an indemnified party under such subsection (a), (b) or (c) above, then in order to provide for just and equitable contribution, each such indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, costs, expenses or liabilities referred to in such subsection (a), (b) or (c) above in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Offered Certificates or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the untrue statements or omissions or alleged untrue statements or omissions that resulted in such losses, claims, damages, costs, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and an Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the issuance and sale of the Offered Certificates under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts, commissions or other fees received by such Underwriter. The relative benefits received by an Underwriter on the one hand and another Underwriter on the other shall be deemed to be in the same proportion as the total underwriting discounts, commissions or other fees received by the first such Underwriter bear to the total underwriting discounts, commissions or other fees received by the other such Underwriter. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand, or the indemnified party on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be just and equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, costs, expenses or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing for or defending against any action or claim which is the subject of this subsection (e) subject to the limitations therein provided under subsection (d).

Notwithstanding anything to the contrary in this subsection (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Securities Act or the Exchange Act and each officer and director of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding sentence of this subsection (e). Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subsection (e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subsection (e).

Notwithstanding the provisions of this Section 8(e), no Underwriter shall be required to contribute or deemed to contribute any amount in excess of the amount by which the total underwriting discounts, commissions and other fees received by such Underwriter in connection with the offering of the Offered Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective amount of Offered Certificates they have purchased hereunder, and not joint.

9.               Offering Communications; Free Writing Prospectuses; Preliminary Prospectus and Corrected Supplement.

(a)               Unless preceded or accompanied by a prospectus satisfying the requirements of Section 10(a) of the Securities Act, no Underwriter shall convey or deliver any written communication (other than the Prospectus) to any person in connection with the initial offering of the Offered Certificates, unless such written communication (i) is made in reliance on Rule 134 under the Securities Act, (ii) is made in reliance on Rule 172 under the Securities Act, (iii) is the Time of Sale Information or the Prospectus, (iv) constitutes a “free writing prospectus,” as defined in Rule 405 under the Securities Act (a “Free Writing Prospectus”) or (v) such other written communication approved by the Company in advance. Without limitation thereby, without the prior written consent of the Company (which consent may be withheld for any reason), no Underwriter shall prepare, convey or deliver in connection with the initial offering of the Offered Certificates any Free Writing Prospectus or “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB under the Securities Act (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 under the Securities Act, other than materials provided to it by the Company, including the Preliminary Prospectus and the Issuer Free Writing Prospectuses (which include any FWP); provided that notwithstanding the foregoing, each Underwriter (other than an Underwriter that is not a Lead Underwriter) may use an Underwriter Free Writing Prospectus that does not include Issuer Information without obtaining the prior written consent of the Company.

(b)               Each Underwriter shall deliver to the Company any Free Writing Prospectus that was prepared by or on behalf of such Underwriter or any affiliate thereof (each, an “Underwriter Free Writing Prospectus”) that contains any Issuer Information by no later than one (1) business day prior to the date of first use thereof or such later date as may be agreed to by the Company; except that:

(i)                any such Free Writing Prospectus or portion thereof prepared by or on behalf of such Underwriter that contains only a description of the final terms of the Offered Certificates shall be delivered by such Underwriter to the Company by no later than the later of (A) the date such final terms have been established for all classes of the Offered Certificates or (B) the date of first use; and

(ii)               any such Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by an Underwriter to the Company not later than the later of (A) one (1) business day prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or (B) the date of first use of such Free Writing Prospectus.

(c)               Each Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by such Underwriter pursuant to Section 9(b) hereof will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Offered Certificates.

(d)               Each Underwriter represents and warrants to the Company that each Free Writing Prospectus (other than an Issuer Free Writing Prospectus) required to be provided by it to the Company pursuant to Section 9(b) hereof did not, as of the date such Free Writing Prospectus was conveyed or delivered to any prospective investor, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading and that each such Free Writing Prospectus complied with Rules 164 and 433 under the Securities Act; provided, no Underwriter makes any representation or warranty to the extent such misstatements or omissions are based upon or arise out of an untrue statement or omission in the Issuer Information supplied by the Company to such Underwriter, the Mortgage Loan Seller Information or the Transaction Party Information, which information was not corrected by information subsequently supplied by the Company, the related Mortgage Loan Seller or the related Transaction Party to such Underwriter a reasonable period prior to the Time of Sale to the applicable investor of the Offered Certificates (including without limitation, by means of a contract of sale).

(e)               The Company agrees to file with the Commission the following:

(i)               Each FWP and any other Free Writing Prospectus that constitutes an “issuer free writing prospectus,” as defined in Rule 433(h) under the Securities Act (each, an “Issuer Free Writing Prospectus”);

(ii)              Any Free Writing Prospectus or portion thereof delivered by an Underwriter to the Company pursuant to Section 9(b) hereof (but not any subsequent Free Writing Prospectus containing only information prepared by or on behalf of an Underwriter on the basis of or derived from Issuer Information previously filed);

(iii)               Any Free Writing Prospectus or portion thereof that contains a description of the final terms of the Offered Certificates, after such terms have been established for all classes in the offering;

(iv)               Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications; and

(v)              any ABS Informational and Computational Material that is not being treated as a Free Writing Prospectus.

(f)                Any Free Writing Prospectus required to be filed pursuant to Section 9(e) hereof by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

(i)                any Free Writing Prospectus or portion thereof required to be filed that contains only a description of the final terms of the Offered Certificates may be filed by the Company within two (2) days of the later of the date such final terms have been established for all classes of Offered Certificates and the date of first use;

(ii)               any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material may be filed by the Company with the Commission not later than the later of the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or two (2) business days after the date of first use of such Free Writing Prospectus; and

(iii)                any Free Writing Prospectus required to be filed pursuant to Section 9(e)(iv) hereof may, if no payment has been made or consideration has been given by or on behalf of the Company for the Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four (4) business days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(g)               Each Underwriter (with the reasonable cooperation of the Company) shall file with the Commission any Free Writing Prospectus (other than a Free Writing Prospectus required to be delivered to the Company pursuant to Section 9(b)) that is neither an Issuer Free Writing Prospectus nor contains Issuer Information and that is used or referred to by such Underwriter or distributed by or on behalf of such Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

(h)               Notwithstanding the provisions of Section 9(g) hereof, each Underwriter (with the reasonable cooperation of the Company) shall file with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four (4) business days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(i)                 Notwithstanding the provisions of Sections 9(e) (other than 9(e)(iii)), 9(g) and 9(h) hereof, neither the Company nor any Underwriter shall be required to file (A) Issuer Information contained in any Free Writing Prospectus of an Underwriter or any offering participant other than the Company, if such information is included or incorporated by reference in the Prospectus or a Free Writing Prospectus previously filed with the Commission that relates to the offering of the Offered Certificates, (B) any Free Writing Prospectus or portion thereof that contains a description of the Offered Certificates or the offering of the Offered Certificates which does not reflect the final terms thereof or (C) any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

(j)                 The Company and the Underwriters each agree that any Free Writing Prospectuses prepared by each such party shall contain the following legend:

“The depositor filed a registration statement (including a prospectus) with the Securities and Exchange Commission (File No. 333-226943) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, Deutsche Bank Securities, Inc., any underwriter or any dealer participating in this offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-503-4611 or by emailing prospectus.cpdg@db.com.”

(k)               The Company and the Underwriters each agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Section 9 for a period of three (3) years following the initial bona fide offering of the Offered Certificates.

(l)                 In the event that the Company becomes aware that, as of the Time of Sale, the Preliminary Prospectus contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, the Company shall (i) notify the Underwriters thereof within one business day after discovery, (ii) prepare and deliver to the Underwriters a supplement to the Preliminary Prospectus that corrects the material misstatement or omission in the Preliminary Prospectus and that meets the requirements of Rule 424(h)(2) under the Securities Act (such supplement, a “Corrected Supplement”) and (iii) file such Corrected Supplement with the Commission in accordance with Rule 424(h) under the Securities Act. Upon receipt of such notice from the Company, the Underwriters shall:

(i)       Notify each investor in the Offered Certificates in a prompt fashion that any prior contract of sale with such investor has been terminated, and of such investor’s rights as a result of termination of such agreement;

(ii)       Upon receipt of a copy of such Corrected Supplement from the Company, deliver, at least 48 hours prior to sending a new confirmation of sale to an investor in the Offered Certificates in accordance with Rule 15c2-8(b) under the Exchange Act, such Corrected Supplement to such investor;

(iii)       Provide such investor with an opportunity to enter into a new contract of sale on the terms described in the Time of Sale Information (as updated by such Corrected Supplement); and

(iv)       Comply with any other requirements for reformation of the original contract of sale, as described in Section IV.2.c of the Commission’s Securities Offering Reform Release No. 33-8591.

(m)             In the event that the Company becomes aware, at any time between the Time of Sale or any Subsequent Time of Sale and the Closing Date, that any information in an Issuer Free Writing Prospectus or any Issuer Information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the other applicable Time of Sale Information), in the light of the circumstances under which they were made, not misleading (a “Defective Issuer Free Writing Prospectus”), the Company shall notify the Underwriters of such untrue statement or omission within one business day after discovery (except for any Underwriter that informed the Company of such untrue statement or omission) and the Company shall, if requested by the Underwriters, prepare and deliver to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”). In the event that, at any time between the Time of Sale or any Subsequent Time of Sale and the Closing Date, any Underwriter becomes aware that any Underwriter Free Writing Prospectus delivered thereby to an investor in any Offered Certificates contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the applicable Time of Sale Information), in the light of the circumstances under which they were made, not misleading (a “Defective Underwriter Free Writing Prospectus” and, together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Company of such untrue statement or omission within one business day after discovery (unless the Company was the party that informed such Underwriter of such untrue statement or omission) and the Underwriters shall, if requested by the Company:

(i)                if the Defective Free Writing Prospectus was an Underwriter Free Writing Prospectus, prepare a Free Writing Prospectus that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”), provided, that if an Underwriter Free Writing Prospectus and Issuer Free Writing Prospectus are both determined to be a Defective Free Writing Prospectus as a result of the same untrue statement or omission in each such document, then the Company shall prepare a single Corrected Free Writing Prospectus correcting both such Defective Free Writing Prospectuses;

(ii)               either (A) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into a contract of sale with such investor, clearly identifying or highlighting the Corrective Information, or (B) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus and has entered into a contract of sale, clearly identifying or highlighting the Corrective Information, and (x) notify in writing each such investor in a prominent fashion that the prior contract of sale with such investor has been terminated, and of such investor’s rights as a result of termination of such agreement and (y) provide such investor with an opportunity to affirmatively agree in writing to purchase the Offered Certificates on the terms described in the Corrected Free Writing Prospectus; and

(iii)                comply with any other requirements for reformation of the original contract of sale with such investor, as described in Section IV.A.2.c of the Commission’s Securities Offering Reform Release No. 33-8591.

(n)               In the event that a Defective Free Writing Prospectus was an Issuer Free Writing Prospectus and the defective information was not Underwriter Supplied Information, Mortgage Loan Seller Information or Transaction Party Information and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, the Company agrees to reimburse the Underwriters for such costs.

(o)               Each Underwriter covenants with the Company that, upon reasonable request, it will make available to the Company such personnel as are familiar with the Underwriter’s compliance procedures for the purpose of answering questions concerning the Underwriter’s practices and procedures for the preparation and dissemination of written materials concerning the Offered Certificates to prospective investors prior to the delivery of the final Prospectus to such investors.

(p)               Each Underwriter covenants with the Company that after the Prospectus is available the Underwriter shall not distribute any written information concerning the Offered Certificates to a prospective investor unless such information is preceded or accompanied by the final Prospectus.

10.           Termination or Default by an Underwriter.

(a)               This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Offered Certificates, if prior to such time (i) trading in securities of the Company or DBSI or any affiliate of either on any major securities exchange on which such securities are commonly traded shall have been suspended or materially limited, (ii) any downgrading in the intended rating of any of the Offered Certificates by any rating agency, or any public announcement that any rating agency has under surveillance or review its rating of any of the Offered Certificates (with implication of a possible downgrading), (iii) trading in securities generally on the New York Stock Exchange or over-the-counter market shall have been suspended or materially limited or minimum prices shall have been established on such exchange, (iv) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (v) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, after consultation with the Company, impracticable to market the Offered Certificates on the terms specified in this Agreement. In the event of a termination pursuant to this Section 10, fees and expenses of the Underwriters shall be paid by the Company pursuant to Section 7 of this Agreement.

(b)               If any Underwriter defaults in its obligations to purchase the Offered Certificates hereunder and the aggregate principal amount of the Offered Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Certificates to be purchased hereunder, DBSI may make arrangements satisfactory to the Company for the purchase of such Offered Certificates by other persons, but if no such arrangements are made by the Closing Date, each non-defaulting Underwriter (other than an Underwriter that is not a Lead Underwriter) shall be obligated to purchase the Offered Certificates (for each Class of Offered Certificates, in an amount equal to the product of (x) the principal amount of such Class that was failed to be purchased by such defaulting Underwriter and (y) the percentage of the principal amount of such Class obligated to be purchased by such non-defaulting Underwriter (set forth on Schedule I of this Agreement) of the sum of the total initial principal balance of such Class obligated to be purchased by all non-defaulting Underwriters) that such defaulting Underwriter agreed but failed to purchase hereunder. If any Underwriter so defaults and the aggregate principal amount of the Offered Certificates with respect to which such default occurs exceeds 10% of the total principal amount of the Offered Certificates to be purchased hereunder and arrangements satisfactory to DBSI and the Company for the purchase of such Offered Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 10. In the event that, within the respective prescribed periods, DBSI has arranged for the purchase of such Offered Certificates by other persons or the non-defaulting Underwriters (other than an Underwriter that is not a Lead Underwriter) become obligated to purchase such Offered Certificates under this Section 10(b), DBSI and the Company may postpone the Closing Date for a period of not more than seven (7) days, in order to effect whatever changes the Company and DBSI reasonably believe may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that it and DBSI reasonably believe may thereby be made necessary. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

11.           Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of the officers, directors or controlling persons referred to in Section 8 and will survive delivery of and payment for the Offered Certificates. The provisions of Sections 5(e), 5(f), 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.           Obligations of GACC. GACC hereby covenants and agrees with the Underwriters that GACC shall be liable to the Underwriters and the officers, directors and controlling persons referred to in Section 8(a) of this Agreement to the same extent as the Company for all of the obligations of the Company under Section 8 of this Agreement. GACC further agrees that the Underwriters shall not be bound or obligated to initially request the Company to perform any of its obligations under Section 8 of this Agreement, but may instead initially request GACC to perform such obligations. Additionally, GACC agrees that the Underwriters shall not be bound or obligated in any way to exhaust recourse against the Company before being entitled to demand the performance by GACC of the Company’s obligations under Section 8 of this Agreement.

Performance by GACC of any of the Company’s obligations under Section 8 of this Agreement shall be deemed to be performance thereof by the Company and performance by the Company of its obligations under Section 8 of this Agreement shall be deemed to be performance thereof by GACC.

13.           Recognition of the U.S. Special Resolution Regimes.

(a)               In the event that the Company or any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Company or Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)                  In the event that the Company or any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Company or Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Company or Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)                  For the purposes of this Section 13 and Section 14, the following definitions apply:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

(d)               “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

14.           Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings.

(a)                  Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 13, no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Act Affiliate of such party becoming subject to a receivership, insolvency, liquidation, resolution, or similar proceeding (each an “Insolvency Proceeding”), except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(b)               After a BHC Act Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

15.           Notices. All communications hereunder will be in writing and effective only on receipt, and, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to them at the following addresses: (a) if sent to the Underwriters, (i) in the case of DBSI, to cmbs.requests@db.com, with a copy to Deutsche Bank Securities Inc., 1 Columbus Circle, New York, New York 10019, Attention: Lainie Kaye; (ii) in the case of GS&Co., to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Leah Nivison, e-mail: leah.nivison@gs.com and gs-refgsecuritization@gs.com, with a copy to Structured Finance Legal, email: gs-refglegal@gs.com; (iii) in the case of CGMI, to (A) Citigroup Global Markets Inc., 390 Greenwich Street, 5th Floor, New York, New York 10013, Attention: Raul Orozco, facsimile: (347) 394-0898, and (B) Citigroup Global Markets Inc., 388 Greenwich Street, 17th Floor, New York, New York 10013, Attention: Ryan M. O’Connor, facsimile: (646) 862-8988, and with electronic copies emailed to Richard Simpson at richard.simpson@citi.com and to Ryan M. O’Connor at ryan.m.oconnor@citi.com; (iv) in the case of JPMS, to J.P. Morgan Securities LLC, 383 Madison Avenue, 8th Floor, New York, New York 10179, Attention: SPG Syndicate, email: ABS_Synd@jpmorgan.com, with a copy to J.P. Morgan Securities LLC, 4 New York Plaza, Floor 21, New York, NY 10004-2413, Attention: SPG Legal, email: US_CMBS_Notice@jpmorgan.com; (v) in the case of Academy, to Academy Securities, Inc., 140 East 45th Street, New York, New York 10017, Attention: Michael Boyd, Chief Compliance Officer, e-mail: cmbs@academysecurities.com, facsimile: (646) 736-3995; and (vi) in the case of Drexel, to Drexel Hamilton, LLC, 77 Water Street, New York, New York, 10005, Attention: Alex Kim, email: akim@drexelhamilton.com, (b) if sent to the Company, to Deutsche Mortgage & Asset Receiving Corporation, 1 Columbus Circle, New York, New York 10019, Attention: Lainie Kaye, with a copy to cmbs.requests@db.com; or (c) as to any party hereto, to such other address as may hereafter be furnished by such party to the others in writing.

16.           Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof and their successors and assigns, and no other person will have any right or obligation hereunder.

17.           GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE

PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

18.           Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

19.           SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING INVOLVING ANY SUCH CLAIMS IN ANY SUCH COURT; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH

CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

[SIGNATURE PAGES FOLLOW]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and several Underwriters.

Very truly yours,

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt T. Smith
	Name:	Matt T. Smith
	Title:	Director

By:	/s/ Andrew Mullin
	Name:	Andrew Mullin
	Title:	Managing Director

Benchmark 2022-B34 Mortgage Trust – Underwriting Agreement

Accepted at New York, New York
as of the date first written above.

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Matt T. Smith
	Name:	Matt T. Smith
	Title:	Director

By:	/s/ Robert-Christopher Jones
	Name:	Robert-Christopher Jones
	Title:	Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Richard Simpson
	Name:	Richard Simpson
	Title:	Authorized Signatory

J.P. MORGAN SECURITIES LLC

By:	/s/ Brad Horn
	Name:	Brad Horn
	Title:	Executive Director

 GOLDMAN SACHS & CO. LLC

By:	/s/ Leah Nivison
	Name:	Leah Nivison
	Title:	Managing Director

Benchmark 2022-B34 Mortgage Trust – Underwriting Agreement

ACADEMY SECURITIES, INC.

By:	/s/ Michael Boyd
	Name:	Michael Boyd
	Title:	Chief Compliance Officer

DREXEL HAMILTON, LLC

By:	/s/ Sunny Wong
	Name:	Sunny Wong
	Title:	VP of Securitized Products

Benchmark 2022-B34 Mortgage Trust – Underwriting Agreement

Acknowledged and agreed:

GERMAN AMERICAN CAPITAL CORPORATION

By:	/s/ Matt T. Smith
	Name:	Matt T. Smith
	Title:	Director

By:	/s/ Daniel Penn
	Name:	Daniel Penn
	Title:	Managing Director

Benchmark 2022-B34 Mortgage Trust – Underwriting Agreement

EXHIBIT A-1

FIRST PAGE OF THE PRELIMINARY PROSPECTUS

A-1-1

The information in this preliminary prospectus is not complete and may be changed. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

THIS PRELIMINARY PROSPECTUS, DATED MARCH 24, 2022, MAY BE AMENDED OR COMPLETED PRIOR TO THE TIME OF SALE

PROSPECTUS

$650,391,000 (Approximate)

Benchmark 2022-B34 Mortgage Trust

(Central Index Key Number 0001912509)

Issuing Entity

Deutsche Mortgage & Asset Receiving Corporation

(Central Index Key Number 0001013454)

Depositor

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Sponsors and Mortgage Loan Sellers

Benchmark 2022-B34 Mortgage Trust
Commercial Mortgage Pass-Through Certificates, Series 2022-B34

Deutsche Mortgage & Asset Receiving Corporation is offering certain classes of the Benchmark 2022-B34 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B34 identified in the table below. The offered certificates (and the non-offered certificates identified under “Summary of Certificates”) will represent the ownership interests in the issuing entity, Benchmark 2022-B34 Mortgage Trust, a New York common law trust. The assets of the issuing entity will primarily consist of a pool of fixed rate commercial mortgage loans, which are generally the sole source of payments on the certificates. Credit enhancement will be provided solely by certain classes of subordinate certificates that will be subordinate to certain classes of senior certificates as described under “Description of the Certificates—Subordination; Allocation of Realized Losses”. Each class of certificates will be entitled to receive monthly distributions of interest and/or principal on the 4th business day following the 11th day of each month (or if the 11th is not a business day, the next business day), commencing in May 2022. The rated final distribution date for each class of offered certificates is the distribution date in April 2055.

Class	Initial Certificate Balance or Notional Amount(1)	Approx. Initial Pass-Through Rate	Pass-Through Rate Description	Assumed Final Distribution Date(2)
Class A-1	$13,310,000%	(3)	November 2026
Class A-2	$114,778,000%	(3)	March 2027
Class A-SB	$18,021,000%	(3)	December 2031
Class A-4	(4)%	(3)	(4)
Class A-5	(4)%	(3)	(4)
Class X-A	$675,717,000	(5)%	Variable(6)	March 2032
Class A-M	$67,354,000%	(3)	March 2032
Class B	$43,455,000%	(3)	March 2032
Class C	$41,282,000%	(3)	April 2032

(Footnotes on table begin on page 3)

You should carefully consider the summary of risk factors and the risk factors beginning on page 59 and page 61, respectively, of this prospectus.

Neither the certificates nor the mortgage loans are insured or guaranteed by any governmental agency, instrumentality or private issuer or any other person or entity.

The certificates will represent interests in the issuing entity only. They will not represent interests in or obligations of the sponsors, the depositor, any of their affiliates or any other entity.

The United States Securities and Exchange Commission and state regulators have not approved or disapproved of the offered certificates or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. Deutsche Mortgage & Asset Receiving Corporation will not list the offered certificates on any securities exchange or on any automated quotation system of any securities association.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in this prospectus).

The underwriters, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC will purchase the offered certificates from Deutsche Mortgage & Asset Receiving Corporation and will offer them to the public at negotiated prices, plus, in certain cases, accrued interest, determined at the time of sale. Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, are acting as co-lead managers and joint bookrunners in the following manner: Deutsche Bank Securities Inc. is acting as sole bookrunning manager with respect to approximately 30.2% of each class of offered certificates, Citigroup Global Markets Inc. is acting as sole bookrunning manager with respect to approximately 36.5% of each class of offered certificates, Goldman Sachs & Co. LLC is acting as sole bookrunning manager with respect to approximately 20.8% of each class of offered certificates of each class of offered certificates and J.P. Morgan Securities LLC is acting as sole bookrunning manager with respect to approximately 12.5%. Academy Securities, Inc. and Drexel Hamilton, LLC are acting as co-managers.

The underwriters expect to deliver the offered certificates to purchasers in book-entry form only through the facilities of The Depository Trust Company in the United States and Clearstream Banking, Luxembourg and Euroclear Bank, as operator of the Euroclear System, in Europe, against payment in New York, New York on or about April 14, 2022. Deutsche Mortgage & Asset Receiving Corporation expects to receive from this offering approximately % of the aggregate certificate balance of the offered certificates, plus accrued interest from April 1, 2022, before deducting expenses payable by the depositor.

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit(1)	Proposed maximum aggregate offering price(1)	Amount of registration fee(2)
Commercial Mortgage Pass-Through Certificates	$650,391,000	100%	$650,391,000	$60,291.25

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Calculated according to Rule 457(s) of the Securities Act of 1933.

Deutsche Bank Securities	Goldman Sachs & Co. LLC	J.P. Morgan	Citigroup
Co-Lead Managers and Joint Bookrunners
Academy Securities Co-Manager		Drexel Hamilton Co-Manager

March , 2022

EXHIBIT A-2

FIRST PAGE OF EACH FWP

A-2-1

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-260277-01

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) <ddeutscheb33@bloomberg.net>
Sent: Thursday, March 24, 2022 9:22 AM
Subject: BMARK 2022-B34 **NEW ISSUE ANNOUNCEMENT** PUBLIC

BMARK 2022-B34 -- NEW ISSUE CMBS

$650.391MM NEW ISSUE CMBS ***PUBLIC OFFERING***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS: DEUTSCHE BANK, CITIGROUP, GOLDMAN SACHS & J.P. MORGAN

CO-MANAGERS: ACADEMY SECURITIES & DREXEL HAMILTON

RATING AGENCIES: S&P, FITCH & DBRS MORNINGSTAR

***PUBLIC OFFERED CERTIFICATES***

CLASS	[REDACTED]	SIZE (MM)	C/E	WAL	LTV	DY
A-1	[REDACTED]	13.310	30.000%	2.66	40.1%	15.1%
A-2	[REDACTED]	114.778	30.000%	4.77	40.1%	15.1%
A-SB	[REDACTED]	18.021	30.000%	7.36	40.1%	15.1%
A-4*	[REDACTED]	110.716	30.000%	9.63	40.1%	15.1%
A-5*	[REDACTED]	241.475	30.000%	9.86	40.1%	15.1%
A-M	[REDACTED]	67.354	22.250%	9.92	44.6%	13.6%
B	[REDACTED]	43.455	17.250%	9.92	47.4%	12.8%
C	[REDACTED]	41.282	12.500%	9.97	50.1%	12.1%

*SIZES SUBJECT TO CHANGE AS DETAILED IN THE TERM SHEET. RANGE OF POSSIBLE SIZES BELOW:

CLASS	EXPECTED RANGE OF BALANCE	EXPECTED RANGE OF WAL
A-4	0.000 - 110.716	NA - 9.63
A-5	241.475 - 352.191	9.86 - 9.79

POOL BALANCE:	$914,831,933
NUMBER OF LOANS:	37
NUMBER OF PROPERTIES:	103
WA CUT-OFF LTV:	57.3%
WA UNDERWRITTEN NCF DSCR:	2.55X
WA UNDERWRITTEN NOI DEBT YIELD:	10.6%
WA MORTGAGE INTEREST RATE:	3.8551%
WA REM. TERM TO MATURITY (MOS):	106

PROPERTY TYPES:	OFFICE (54.0%), RETAIL (21.7%), MULTIFAMILY (9.1%), INDUSTRIAL (5.5%), OTHER (3.7%), HOSPITALITY (3.3%), MIXED USE (2.8%)

TOP STATES:	CA (31.3%), NY (18.1%), MI (13.8%), OH (5.0%)

AMORTIZATION TYPE:	INTEREST ONLY (64.6%); INTEREST ONLY, AMORTIZING BALLOON (13.7%); INTEREST ONLY, ARD (11.7%); AMORTIZING BALLOON (9.9%)

TOP 10 & 5 LOANS AS A % OF POOL:	59.8% & 41.4%

MASTER SERVICER:	KEYBANK, NA
SPECIAL SERVICER:	LNR PARTNERS, LLC
OPERATING ADVISOR:	PARK BRIDGE
DIRECTING HOLDER:	EIGHTFOLD
TRUSTEE:	WILMINGTON TRUST, NA
CERT. ADMINISTRATOR:	COMPUTERSHARE TRUST COMPANY, NA

ANTICIPATED TIMING:

- TERM SHEET, RED & ANNEX A-1: ATTACHED

- THIRD PARTY SYSTEMS: TODAY 3/24

- INVESTOR CALLS AVAILABLE UPON REQUEST (CONTACT SALES COVERAGE)

- PRE-SALE REPORTS: TODAY 3/24 OR TOMORROW 3/25

- ANTICIPATED PRICING: WEEK OF 3/28

- ANTICIPATED SETTLEMENT: 4/14

DEUTSCHE BANK TRADING DESK CONTACTS:
RYAN HORVATH	212-250-5149
AFTON ENGLAND	212-250-5149
DAN PENN	212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS:
RAUL OROZCO	212-723-1295
MATT PERRY	212-723-1295

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-260277-01

Benchmark 2022-B34

 The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-260277) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by emailing: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

This free writing prospectus does not contain all information that is required to be included in the prospectus.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter, (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the preliminary prospectus relating to the Benchmark 2022-B34 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B34 (the "Offering Document").  The information contained herein supersedes any such information previously delivered and should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

 Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-260277-01

March 24, 2022

BENCHMARK 2022-B34 Mortgage Trust

Free Writing Prospectus Structural and Collateral Term Sheet

$914,831,933 (Approximate Total Mortgage Pool Balance)

$650,391,000 (Approximate Offered Certificates)

Deutsche Mortgage & Asset Receiving Corporation Depositor

Commercial Mortgage Pass-Through Certificates Series 2022-B34

German American Capital Corporation Citi Real Estate Funding Inc. Goldman Sachs Mortgage Company JPMorgan Chase Bank, National Association
As Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	Goldman Sachs & Co. LLC	J.P. Morgan	Citigroup
Co-Lead Managers and Joint Bookrunners

Academy Securities		Drexel Hamilton
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-260277) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by emailing: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us. This free writing prospectus does not contain all information that is required to be included in the prospectus.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-260277-01

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) <ddeutscheb33@bloomberg.net>
Sent: Wednesday, March 30, 2022 10:14 AM
Subject: BMARK 2022-B34 **PRICE GUIDANCE** PUBLIC

BMARK 2022-B34 -- NEW ISSUE CMBS

$650.391MM NEW ISSUE CMBS ***PUBLIC OFFERING***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS: DEUTSCHE BANK, CITIGROUP, GOLDMAN SACHS & J.P. MORGAN

CO-MANAGERS: ACADEMY SECURITIES & DREXEL HAMILTON

RATING AGENCIES: S&P, FITCH & DBRS MORNINGSTAR

***PUBLIC OFFERED CERTIFICATES***

CLASS	[REDACTED]	SIZE (MM)	C/E	WAL	GUIDANCE	TGT $PX
A-1	[REDACTED]	13.310	30.000%	2.66	P+70a	~100.0
A-2	[REDACTED]	114.778	30.000%	4.77	P+105a	~102.2#
A-SB	[REDACTED]	18.021	30.000%	7.36	P+125a	~102.4#
A-5	[REDACTED]	352.191	30.000%	9.79	P+128a	~103.1#
A-M	[REDACTED]	67.354	22.250%	9.92	P+160a	~100.5#
B	[REDACTED]	43.455	17.250%	9.92	P+175a	~99.3#
C	[REDACTED]	41.282	12.500%	9.97	P+225a	~95.4#

#WAC OR WAC-SPREAD CPN

DEUTSCHE BANK TRADING DESK CONTACTS:

RYAN HORVATH 212-250-5149

AFTON ENGLAND 212-250-5149

DAN PENN 212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS:

RAUL OROZCO 212-723-1295

MATT PERRY 212-723-1295

JPM SPG SYNDICATE CONTACTS:

JENNIFER KORNBLAU 212-834-4154

JACQUELINE LARET 212-834-4154

JPM CMBS BANKING CONTACTS:

KUNAL SINGH 212-834-5467

DWAYNE MCNICHOLAS 212-834-9328

HARRIS RENDELSTEIN 212-834-6737

JPM CMBS TRADING DESK CONTACTS:

AVINASH SHARMA 212-834-3111

DERRICK FETZER 212-834-3111

GOLDMAN SACHS SYNDICATE DESK CONTACTS:

SCOTT WALTER 212-357-8910

MONIQUE HARMON 212-357-9012

*********************************************************************************************************************************************************************

Investors are urged to read the final prospectus relating to these securities because it contains important information regarding the offering that is not included herein. The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-260277-01

From:  Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) <ddeutscheb33@bloomberg.net>
Sent:  Wednesday, March 30, 2022 1:43 PM
Subject:  BMARK 2022-B34 **LAUNCH** PUBLIC

BMARK 2022-B34 -- NEW ISSUE CMBS

$650.391MM NEW ISSUE CMBS ***PUBLIC OFFERING***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS:	DEUTSCHE BANK, CITIGROUP, GOLDMAN SACHS & J.P. MORGAN
CO-MANAGERS:	ACADEMY SECURITIES & DREXEL HAMILTON
RATING AGENCIES:	S&P, FITCH & DBRS MORNINGSTAR

***PUBLIC OFFERED CERTIFICATES*** TGT

CLASS	[REDACTED]	SIZE (MM)	C/E	WAL	LAUNCH	$PX
A-1	[REDACTED]	13.310	30.000%	2.66	P+70	~100.0
A-2	[REDACTED]	114.778	30.000%	4.77	P+105	~102.2#
A-SB	[REDACTED]	18.021	30.000%	7.36	P+125	~102.4#
A-5	[REDACTED]	352.191	30.000%	9.79	P+128	~103.1#
A-M	[REDACTED]	67.354	22.250%	9.92	P+160	~100.5#
B	[REDACTED]	43.455	17.250%	9.92	P+175	~99.3#
C	[REDACTED]	41.282	12.500%	9.97	P+225	~95.4#

#WAC OR WAC-SPREAD CPN

ANTICIPATED TIMING:

ALLOCATIONS:  1:45PM ET

PRICE:  2:30PM ET

DEUTSCHE BANK TRADING DESK CONTACTS:

RYAN HORVATH  212-250-5149

AFTON ENGLAND  212-250-5149

DAN PENN  212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS:

RAUL OROZCO  212-723-1295

MATT PERRY  212-723-1295

JPM SPG SYNDICATE CONTACTS:

JENNIFER KORNBLAU  212-834-4154

JACQUELINE LARET  212-834-4154

JPM CMBS BANKING CONTACTS:

KUNAL SINGH  212-834-5467

DWAYNE MCNICHOLAS  212-834-9328

HARRIS RENDELSTEIN  212-834-6737

JPM CMBS TRADING DESK CONTACTS:

AVINASH SHARMA  212-834-3111

DERRICK FETZER  212-834-3111

GOLDMAN SACHS SYNDICATE DESK CONTACTS:

SCOTT WALTER  212-357-8910

MONIQUE HARMON  212-357-9012

************************************************************************************************************************

Investors are urged to read the final prospectus relating to these securities because it contains important information regarding the offering that is not included herein. The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-260277-01

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) <ddeutscheb33@bloomberg.net>
Sent: Wednesday, March 30, 2022 3:54 PM
Subject: BMARK 2022-B34 **FINAL PRICING DETAILS** PUBLIC

BMARK 2022-B34 -- NEW ISSUE CMBS

$650.391MM NEW ISSUE CMBS ***PUBLIC PRICED***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS	DEUTSCHE BANK, CITIGROUP, GOLDMAN SACHS & J.P. MORGAN
CO-MANAGERS	ACADEMY SECURITIES & DREXEL HAMILTON
RATING AGENCIES	S&P, FITCH & DBRS MORNINGSTAR

***PUBLIC OFFERED CERTIFICATES***

CLASS	[REDACTED]	SIZE(MM)	C/E	WAL	COUPON	PRICE	YIELD	SPREAD
A-1	[REDACTED]	13.310	30.000%	2.66	3.0510%	99.999230%	3.0234%	P+70
A-2	[REDACTED]	114.778	30.000%	4.77	WAC	102.527137%	3.3024%	P+105
A-SB	[REDACTED]	18.021	30.000%	7.36	WAC	102.977966%	3.4257%	P+125
A-5	[REDACTED]	352.191	30.000%	9.79	3.7860%	102.995454%	3.4321%	P+128
A-M	[REDACTED]	67.354	22.250%	9.92	WAC	101.210174%	3.7518%	P+160
B	[REDACTED]	43.455	17.250%	9.92	WAC	99.986096%	3.9018%	P+175
C	[REDACTED]	41.282	12.500%	9.97	WAC	96.032332%	4.4017%	P+225

FIRST DISTRIBUTION DATE: MAY 17, 2022

SETTLEMENT DATE: APRIL 14, 2022

DEUTSCHE BANK TRADING DESK CONTACTS:

RYAN HORVATH 212-250-5149

AFTON ENGLAND 212-250-5149

DAN PENN 212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS:

RAUL OROZCO 212-723-1295

MATT PERRY 212-723-1295

JPM SPG SYNDICATE CONTACTS:

JENNIFER KORNBLAU 212-834-4154

JACQUELINE LARET 212-834-4154

JPM CMBS BANKING CONTACTS:

KUNAL SINGH 212-834-5467

DWAYNE MCNICHOLAS 212-834-9328

HARRIS RENDELSTEIN 212-834-6737

JPM CMBS TRADING DESK CONTACTS:

AVINASH SHARMA 212-834-3111

DERRICK FETZER 212-834-3111

GOLDMAN SACHS SYNDICATE DESK CONTACTS:

SCOTT WALTER 212-357-8910

MONIQUE HARMON 212-357-9012

*****************************************************************************************************************

Investors are urged to read the final prospectus relating to these securities because it contains important information regarding the offering that is not included herein. The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-260277-01

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) <ddeutscheb33@bloomberg.net>
Sent: Thursday, March 31, 2022 8:41 AM
Subject: BMARK 2022-B34 **X-A IO AUCTION**

BMARK 2022-B34 -- NEW ISSUE CMBS

NEW ISSUE CMBS ***PUBLIC OFFERING***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS: DEUTSCHE BANK, CITIGROUP, GOLDMAN SACHS & J.P. MORGAN

CO-MANAGERS: ACADEMY SECURITIES & DREXEL HAMILTON

RATING AGENCIES: S&P, FITCH & DBRS MORNINGSTAR

***PUBLIC OFFERED CERTIFICATES***

CLASS	[REDACTED]	SIZE (MM)	WAL	APPROX. PROCEEDS	IPT
X-A	[REDACTED]	675.717	7.9	~3.0MM	J+175A

PRICING ASSUMPTIONS: 100% CPY TO CALL & OVER INTERPOLATED USD TSY

AUCTION INSTRUCTIONS: BIDS WILL BE DUE TODAY AT 12:00PM EST. GIVEN THE AMOUNT OF PROCEEDS, BIDDERS MUST BID FOR THE ENTIRE CLASS. THIS WILL NOT BE AN ITERATIVE PROCESS, BEST BID WILL BE AWARDED THE CLASS.

ANTICIPATED PRICING: TODAY 3/31

ANTICIPATED SETTLEMENT: 4/14

DEUTSCHE BANK TRADING DESK CONTACTS:

RYAN HORVATH 212-250-5149

AFTON ENGLAND 212-250-5149

DAN PENN 212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS:

RAUL OROZCO 212-723-1295

MATT PERRY 212-723-1295

JPM SPG SYNDICATE CONTACTS:

JENNIFER KORNBLAU 212-834-4154

JACQUELINE LARET 212-834-4154

KRISTEN ROSSI 212-834-4154

MORGAN ROACH 212-834-4154

JPM CMBS BANKING CONTACTS:

KUNAL SINGH 212-834-5467

DWAYNE MCNICHOLAS 212-834-9328

HARRIS RENDELSTEIN 212-834-6737

JPM CMBS TRADING DESK CONTACTS:

AVINASH SHARMA 212-834-3111

DERRICK FETZER 212-834-3111

GOLDMAN SACHS SYNDICATE DESK CONTACTS:

SCOTT WALTER 212-357-8910

MONIQUE HARMON 212-357-9012

*********************************************************************************************************************************************************************

Investors are urged to read the final prospectus relating to these securities because it contains important information regarding the offering that is not included herein. The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-260277-01

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) <ddeutscheb33@bloomberg.net>
Sent: Thursday, March 31, 2022 3:13 PM
Subject: Fwd:*BUYER ONLY* BMARK 2022-B34 **X-A FINAL PRICING DETAILS** PUBLIC

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) At: 03/31/22 14:20:28 UTC-4:00

Subject: *BUYER ONLY* BMARK 2022-B34 **X-A FINAL PRICING DETAILS** PUBLIC

BMARK 2022-B34 -- NEW ISSUE CMBS

NEW ISSUE CMBS ***PUBLIC PRICED***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS:	DEUTSCHE BANK, CITIGROUP, GOLDMAN SACHS & J.P. MORGAN
CO-MANAGERS:	ACADEMY SECURITIES & DREXEL HAMILTON
RATING AGENCIES:	S&P, FITCH & DBRS MORNINGSTAR

***PUBLIC OFFERED CERTIFICATES***

CLASS	[REDACTED]	SIZE (MM)	WAL	YIELD	PRICE	SPREAD
X-A	[REDACTED]	675.717	7.90	4.8752%	0.428908%	J+250

PRICING ASSUMPTIONS:	100% CPY TO CALL & OVER INTERPOLATED USD TSY

FIRST DISTRIBUTION DATE:	MAY 17, 2022
SETTLEMENT DATE:	APRIL 14, 2022

DEUTSCHE BANK TRADING DESK CONTACTS:
RYAN HORVATH	212-250-5149
AFTON ENGLAND	212-250-5149
DAN PENN	212-250-5149

CITIGROUP SYNDICATE DESK CONTACTS:
RAUL OROZCO	212-723-1295
MATT PERRY	212-723-1295

JPM SPG SYNDICATE CONTACTS:
JENNIFER KORNBLAU	212-834-4154
JACQUELINE LARET	212-834-4154
KRISTEN ROSSI	212-834-4154
MORGAN ROACH	212-834-4154

JPM CMBS BANKING CONTACTS:
KUNAL SINGH	212-834-5467
DWAYNE MCNICHOLAS	212-834-9328
HARRIS RENDELSTEIN	212-834-6737

JPM CMBS TRADING DESK CONTACTS:
AVINASH SHARMA	212-834-3111
DERRICK FETZER	212-834-3111

GOLDMAN SACHS SYNDICATE DESK CONTACTS:
SCOTT WALTER	212-357-8910
MONIQUE HARMON	212-357-9012

*********************************************************************************************************************************************************************

Investors are urged to read the final prospectus relating to these securities because it contains important information regarding the offering that is not included herein. The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

SCHEDULE I

Underwriting Agreement, dated as of March 30, 2022.

Title and Description of Offered Certificates: Benchmark 2022-B34 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B34

Class	Initial Aggregate Certificate Balance or Notional Amount of Class	Purchase Price(1)	Approximate Initial Pass-Through Rate
Class A-1	$ 13,310,000	99.99923%	3.051%
Class A-2	$ 114,778,000	102.527137%	3.833%
Class A-SB	$ 18,021,000	102.977966%	3.833%
Class A-5	$ 352191000	102.995454%	3.786%
Class X-A	$ 675,717,000	0.428908%	0.040%
Class A-M	$ 67,354,000	101.210174%	3.833%
Class B	$ 43,455,000	99.986096%	3.833%
Class C	$ 41,282,000	96.032332%	3.833%

(1)	Expressed as a percentage of the aggregate Certificate Balance or Notional Amount of the relevant class of Certificates to be purchased.

Closing Time, Date and Location: 10:00 a.m. on April 14, 2022, at the offices of Sidley Austin LLP, 787 7th Avenue, New York, New York 10019.

Issuance and Delivery of Certificates: The Offered Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company.
Class	Deutsche Bank Securities Inc.	Citigroup Global Markets Inc.	Goldman Sachs & Co. LLC	J.P. Morgan Securities LLC	Academy Securities, Inc.	Drexel Hamilton, LLC
Class A-1	$4,023,537	$4,863,737	$2,764,126	$1,658,600	$0	$0
Class A-2	$34,696,739	$41,942,149	$23,836,275	$14,302,837	$0	$0
Class A-SB	$5,447,646	$6,585,229	$3,742,473	$2,245,652	$0	$0
Class A-5	$106,465,345	$128,697,549	$73,140,510	$43,887,596	$0	$0
Class X-A	$204,265,423	$246,920,341	$140,328,078	$84,203,158	$0	$0
Class A-M	$20,360,733	$24,612,482	$13,987,597	$8,393,188	$0	$0
Class B	$13,136,201	$15,879,315	$9,024,424	$5,415,060	$0	$0
Class C	$12,479,315	$15,085,258	$8,573,151	$5,144,276	$0	$0

Schedule I-1